              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11 (c) or
           Section 240.14

           Morgan Stanley Government Income Trust
           Morgan Stanley Income Securities Inc.
           Morgan Stanley Municipal Income Opportunities Trust
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

               LouAnne D. McInnis
-------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                     MORGAN STANLEY GOVERNMENT INCOME TRUST
                      MORGAN STANLEY INCOME SECURITIES INC.
               MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD DECEMBER 18, 2002

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY GOVERNMENT INCOME TRUST, MORGAN STANLEY INCOME SECURITIES INC. and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), two unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in Room 208, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, on December 18, 2002 at 9:00 a.m., New York City time, for the following purposes:

     1. For MORGAN STANLEY GOVERNMENT INCOME TRUST and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect three (3) Trustees to serve until the year 2005 Annual Meeting of each Fund; and for MORGAN STANLEY INCOME SECURITIES INC., to elect eight (8) Directors to serve until the year 2003 Annual Meeting, or in each case, until their successors shall have been elected and qualified.

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on October 23, 2002 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.
                                   BARRY FINK
                                   Secretary
November 4, 2002
New York, New York

--------------------------------------------------------------------------------
                                    IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                     MORGAN STANLEY GOVERNMENT INCOME TRUST
                      MORGAN STANLEY INCOME SECURITIES INC.
               MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST

              1221 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10020

                              --------------------

                              JOINT PROXY STATEMENT

                              --------------------

                         ANNUAL MEETINGS OF SHAREHOLDERS

                                DECEMBER 18, 2002


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/ Directors (the "Board(s)") of MORGAN STANLEY GOVERNMENT INCOME TRUST ("GVT"), MORGAN STANLEY INCOME SECURITIES INC. ("ICB") and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST ("OIA") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on December 18, 2002 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November 11, 2002.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock ("shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director to be elected by shareholders with respect to each Fund set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on October 23, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On October 23, 2002, there were 36,884,415 shares of beneficial interest of GVT, 11,292,417 shares of common stock of ICB and 20,932,280 shares of beneficial interest of OIA outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund. In the event it appears that the required number of votes to achieve quorum is not received, each Fund may utilize D.F. King & Co., Inc. ("D.F. King") to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to each Fund plus expenses as outlined below.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. Shareholders will need the "control number" that appears on the proxy card.


     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, and providing additional materials upon shareholder request, which would be borne by each respective Fund. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.

                (1) ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

     The number of Trustees/Directors of each Fund has been fixed by the Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of Incorporation, at eight. There are presently eight Trustees/Directors for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set forth below:


                                               ICB --
        GVT, OIA                               Until the year 2003
        Until the year 2005 Annual Meeting     Annual Meeting
        ------------------------------------   -----------------------
        Michael Bozic                          Michael Bozic
        Charles A. Fiumefreddo                 Charles A. Fiumefreddo
        James F. Higgins                       Edwin J. Garn
                                               Wayne E. Hedien
                                               James F. Higgins
                                               Manuel H. Johnson
                                               Michael E. Nugent
                                               Philip J. Purcell

     Five of the current eight Trustees/Directors (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson and Michael E. Nugent) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other three current Trustees/Directors, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Funds and Morgan Stanley Investment Advisors and thus, are not Independent Trustees or Independent Directors. The nominees for election as Trustee or Director have been proposed by the Trustees or Directors now serving, or in the case of the nominees for positions as Independent Trustee or Independent Director, by the Independent Trustees or Independent Directors now serving. All of the members of the Boards previously have been elected by the Shareholders of the Funds.

     The nominees of the Boards of Trustees/Directors for election as Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for GVT and OIA--Michael Bozic, Charles A. Fiumefreddo and James F. Higgins; for ICB--Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Manuel H. Johnson, Michael E. Nugent and Philip J. Purcell. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee/Director nominee, as the Independent Trustees/ Directors of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each of GVT and OIA, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Boards of GVT and OIA previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows:

Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien and Johnson; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class I for GVT and OIA are standing for election and will, if elected, serve until the year 2005 Annual Meeting for each Fund as set forth above, or in each case, until his successor has been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     Pursuant to the provisions of the Articles of Incorporation of ICB, the terms of office of each Director will expire each year. Therefore, all of the Directors of the Fund, if elected, will serve until the year 2003 Annual Meeting of ICB, or until their successors shall have been elected and qualified.

     The tables below set forth the following information regarding the nominees for election as Trustee/ Director, and each of the other Trustees/Directors (both the Independent Trustees/Directors and the Interested Trustees/Directors), as well as the executive officers of the Funds: business occupations during the last five years, age, term of office and length of time served as of October 23, 2002, positions with the Funds, number of shares owned, number of portfolios in the Fund Complex (defined below) overseen by each Trustee/Director or nominee Trustee/Director and other directorships or trusteeships held by each Trustee/Director in companies which file periodic reports with the Securities and Exchange Commission, including the 95 investment companies, including the Funds, for which Morgan Stanley Investment Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts"). The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).


INDEPENDENT TRUSTEES/DIRECTORS

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
 INDEPENDENT TRUSTEE/DIRECTOR    THE FUNDS      SERVED*
------------------------------ ------------- -------------
Michael Bozic (61)             Trustee/      Trustee/
c/o Mayer, Brown, Rowe &       Director      Director
Maw                                          since April
Counsel to the Independent                   1994
Trustees/Directors
1675 Broadway
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
                                                                          OVERSEEN
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING       BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
 INDEPENDENT TRUSTEE/DIRECTOR                PAST 5 YEARS                 DIRECTOR        BY TRUSTEE/DIRECTOR
------------------------------ --------------------------------------- -------------- --------------------------
Michael Bozic (61)             Retired; Director or Trustee of the     129            Director of Weirton Steel
c/o Mayer, Brown, Rowe &       Morgan Stanley Funds and TCW/DW                        Corporation.
Maw                            Term Trusts; formerly Vice Chairman
Counsel to the Independent     of Kmart Corporation (December
Trustees/Directors             1998-October 2000), Chairman and
1675 Broadway                  Chief Executive Officer of Levitz
New York, NY                   Furniture Corporation (November
                               1995-November 1998) and President
                               and Chief Executive Officer of Hills
                               Department Stores (May 1991-July
                               1995); formerly variously Chairman,
                               Chief Executive Officer, President and
                               Chief Operating Officer (1987-1991)
                               of the Sears Merchandise Group of
                               Sears, Roebuck & Co.

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Funds.

                                POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME
 INDEPENDENT TRUSTEE/DIRECTOR    THE FUNDS       SERVED*
------------------------------ ------------- ---------------
Edwin J. Garn (70)             Trustee/      Trustee/
c/o Summit Ventures LLC        Director      Director
1 Utah Center                                since January
201 S. Main Street                           1993
Salt Lake City, UT

Wayne E. Hedien (68)           Trustee/      Trustee/
c/o Mayer, Brown, Rowe &       Director      Director
Maw                                          since
Counsel to the Independent                   September
Trustees/Directors                           1997
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)     Trustee/      Trustee/
c/o Johnson Smick              Director      Director
International, Inc.                          since July
1133 Connecticut Avenue,                     1991
N.W.
Washington, D.C.

Michael E. Nugent (66)         Trustee/      Trustee/
c/o Triumph Capital, L.P.      Director      Director
237 Park Avenue                              since July
New York, NY                                 1991

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                              FUND
                                                                             COMPLEX
                                                                            OVERSEEN
   NAME, AGE AND ADDRESS OF          PRINCIPAL OCCUPATION(S) DURING        BY TRUSTEE/    OTHER DIRECTORSHIPS HELD
 INDEPENDENT TRUSTEE/DIRECTOR                 PAST 5 YEARS                  DIRECTOR        BY TRUSTEE/DIRECTOR
------------------------------ ----------------------------------------- -------------- ---------------------------
Edwin J. Garn (70)             Director or Trustee of the Morgan         129            Director of Franklin
c/o Summit Ventures LLC        Stanley Funds and TCW/DW Term                            Covey (time management
1 Utah Center                  Trusts; formerly United States Senator                   systems), BMW Bank of
201 S. Main Street             (R-Utah)(1974-1992) and Chairman,                        North America, Inc.
Salt Lake City, UT             Senate Banking Committee                                 (industrial loan
                               (1980-1986); formerly Mayor of Salt                      corporation), United
                               Lake City, Utah (1971-1974); formerly                    Space Alliance (joint
                               Astronaut, Space Shuttle Discovery                       venture between Lockheed
                               (April 12-19, 1985); Vice Chairman,                      Martin and the Boeing
                               Huntsman Corporation (chemical                           Company) and Nuskin
                               company); member of the Utah                             Asia Pacific (multilevel
                               Regional Advisory Board of Pacific                       marketing); member of the
                               Corp.                                                    board of various civic and
                                                                                        charitable organizations.

Wayne E. Hedien (68)           Retired; Director or Trustee of the       129            Director of The PMI
c/o Mayer, Brown, Rowe &       Morgan Stanley Funds and TCW/DW                          Group Inc. (private
Maw                            Term Trusts; formerly associated with                    mortgage insurance);
Counsel to the Independent     the Allstate Companies (1966-1994),                      Trustee and Vice
Trustees/Directors             most recently as Chairman of The                         Chairman of The Field
1675 Broadway                  Allstate Corporation (March                              Museum of Natural
New York, NY                   1993-December 1994) and Chairman                         History; director of
                               and Chief Executive Officer of its                       various other business and
                               wholly-owned subsidiary, Allstate                        charitable organizations.
                               Insurance Company (July
                               1989-December 1994).

Dr. Manuel H. Johnson (53)     Chairman of the Audit Committee           129            Director of NVR, Inc.
c/o Johnson Smick              and Director or Trustee of the                           (home construction);
International, Inc.            Morgan Stanley Funds and TCW/DW                          Chairman and Trustee of
1133 Connecticut Avenue,       Term Trusts; Senior Partner, Johnson                     the Financial Accounting
N.W.                           Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.               firm; Co-Chairman and a founder of                       organization of the
                               the Group of Seven Council (G7C),                        Financial Accounting
                               an international economic                                Standards Board).
                               commission; formerly Vice Chairman
                               of the Board of Governors of the
                               Federal Reserve System and Assistant
                               Secretary of the U.S. Treasury.



Michael E. Nugent (66)         Chairman of the Insurance Committee       207            Director of various
c/o Triumph Capital, L.P.      and Director or Trustee of the                           business organizations.
237 Park Avenue                Morgan Stanley Funds and TCW/DW
New York, NY                   Term Trusts; director/trustee of
                               various investment companies
                               managed by Morgan Stanley
                               Investment Management Inc. and
                               Morgan Stanley Investments LP (since
                               July 2001); General Partner, Triumph
                               Capital, L.P., a private investment
                               partnership; formerly Vice President,
                               Bankers Trust Company and BT
                               Capital Corporation (1984-1988).

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Funds.

INTERESTED TRUSTEES/DIRECTORS

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH        TIME
  MANAGEMENT TRUSTEE/DIRECTOR      FUNDS        SERVED*
------------------------------ ------------- -------------
Charles A. Fiumefreddo (69)    Chairman      Trustee/
c/o Morgan Stanley Trust       and           Director
Harborside Financial Center,   Director or   since July
Plaza Two,                     Trustee       1991
Jersey City, NJ

James F. Higgins (54)          Trustee/      Trustee/
c/o Morgan Stanley Trust       Director      Director
Harborside Financial Center,                 since June
Plaza Two,                                   2000
Jersey City, NJ

Philip J. Purcell (59)         Trustee/      Trustee/
1585 Broadway                  Director      Director
New York, NY                                 since April
                                             1994

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
                                                                          OVERSEEN
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING       BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
  MANAGEMENT TRUSTEE/DIRECTOR                PAST 5 YEARS                 DIRECTOR       BY TRUSTEE/DIRECTOR
------------------------------ --------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman and Director or Trustee of     129            None
c/o Morgan Stanley Trust       the Morgan Stanley Funds and
Harborside Financial Center,   TCW/DW Term Trusts; formerly
Plaza Two,                     Chairman, Chief Executive Officer
Jersey City, NJ                and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998)
                               and Chief Executive Officer of the
                               Morgan Stanley Funds and the
                               TCW/DW Term Trusts (until
                               September 2002).

James F. Higgins (54)          Director or Trustee of the Morgan       129            None
c/o Morgan Stanley Trust       Stanley Funds and TCW/DW Term
Harborside Financial Center,   Trusts (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

Philip J. Purcell (59)         Director or Trustee of the Morgan       129            Director of American
1585 Broadway                  Stanley Funds and TCW/DW Term                          Airlines, Inc. and its
New York, NY                   Trusts; Chairman of the Board of                       parent company, AMR
                               Directors and Chief Executive Officer                  Corporation
                               of Morgan Stanley and Morgan
                               Stanley DW; Director of the
                               Distributor; Chairman of the Board of
                               Directors and Chief Executive Officer
                               of Novus Credit Services Inc.;
                               Director and/or officer of various
                               Morgan Stanley subsidiaries.

----------
* This is the date the Trustee/Director began serving the Morgan Stanley Funds.


OFFICERS OF THE FUNDS

                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH             LENGTH OF
      EXECUTIVE OFFICER           THE FUNDS            TIME SERVED
----------------------------- ----------------- -------------------------
Mitchell M. Merin (49)        President and     President since May
1221 Avenue of the Americas   Chief Executive   1999 and Chief
New York, NY                  Officer           Executive Officer since
                                                September 2002

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- -------------------------------------------------------------
Mitchell M. Merin (49)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management (since December 1998); President,
New York, NY                  Director (since April 1997) and Chief Executive Officer
                              (since June 1998) of the Investment Manager and Morgan
                              Stanley Services; Chairman, Chief Executive Officer and
                              Director of the Distributor (since June 1998); Chairman
                              (since June 1998) and Director (since January 1998) of the
                              Transfer Agent; Director of various Morgan Stanley
                              subsidiaries; President (since May 1999) and Chief Executive
                              Officer (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trusts; President and Chief Executive
                              Officer of the Van Kampen open-end funds (since October
                              2002) and Trustee of various Van Kampen investment companies
                              (since December 1999); previously Chief Strategic Officer of the Investment Manager and Morgan Stanley Services and
                              Executive Vice President of the Distributor (April 1997-June
                              1998), Vice President of the Morgan Stanley Funds (May
                              1997-April 1999), and Executive Vice President of Morgan
                              Stanley.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH          LENGTH OF
       EXECUTIVE OFFICER            THE FUNDS         TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ------------------- ---------------- ------------------------------------------------------------
Barry Fink (47)                Vice President,     Since            General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    Secretary and       February 1997    (since December 2000) of Morgan Stanley Investment
New York, NY                   General Counsel                      Management; Managing Director (since December 2000), and
                                                                    Secretary and General Counsel (since February 1997) and
                                                                    Director (since July 1998) of the Investment Manager and
                                                                    Morgan Stanley Services; Assistant Secretary of Morgan
                                                                    Stanley DW; Vice President, Secretary and General Counsel
                                                                    of the Morgan Stanley Funds and TCW/DW Term Trusts
                                                                    (since February 1997); Vice President and Secretary of the
                                                                    Distributor; previously, Senior Vice President, Assistant
                                                                    Secretary and Assistant General Counsel of the Investment
                                                                    Manager and Morgan Stanley Services.

Thomas F. Caloia (56)          Treasurer           Since            First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                           April 1989       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                        Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Vice President      Since            Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                        October 1998     Director (since February 1999) of the Investment Manager
New York, NY                                                        and Morgan Stanley Services and Chief Executive Officer
                                                                    and Director of the Transfer Agent; previously Managing
                                                                    Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since            Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                        July 1995        Investment Manager, Morgan Stanley Investment
New York, NY                                                        Management Inc. and Morgan Stanley Investments LP;
                                                                    Director of the Transfer Agent. Chief Investment Officer of
                                                                    the Van Kampen Funds.

Francis Smith (37)             Vice President      Since            Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust       and Chief           September 2002   Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center    Financial Officer                    September 2002); Executive Director of the Investment
Plaza Two,                                                          Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                     2001). Formerly, Vice President of the Investment Manager
                                                                    and Morgan Stanley Services (August 2000-November 2001),
                                                                    Senior Manager at PricewaterhouseCoopers LLP (January
                                                                    1998-August 2000) and Associate--Fund Administration at
                                                                    BlackRock Financial Management (July 1996-December
                                                                    1997).

     For each Trustee/Director, the dollar range of equity securities beneficially owned by the Trustee/Director is shown below.


                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS   TRUSTEE/DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
 NAME OF TRUSTEE/DIRECTOR              (AS OF DECEMBER 31, 2001)                         (AS OF DECEMBER 31, 2001)
-------------------------- ------------------------------------------------ ---------------------------------------------------
INDEPENDENT:
Michael Bozic                                    none                                          over $100,000
Edwin J. Garn                                    none                                          over $100,000
Wayne E. Hedien                                  none                                          over $100,000
Dr. Manuel H. Johnson                            none                                          over $100,000
Michael E. Nugent                                none                                          over $100,000
INTERESTED:
Charles A. Fiumefreddo                           none                                          over $100,000
James F. Higgins                                 none                                          over $100,000
Philip J. Purcell                                none                                          over $100,000

     As to each Independent Trustee/Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Funds, and Sara Badler, Stefanie Chang-Yu, Lou Anne
D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn
K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Joanne Doldo,

Natasha Kassian and Sheldon Winicour, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Funds.


THE BOARD OF TRUSTEES/DIRECTORS, THE INDEPENDENT TRUSTEES/DIRECTORS, AND THE COMMITTEES

     The Board currently consists of eight Trustees/Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 99 Morgan Stanley Funds, comprised of 131 portfolios. As of September 30, 2002, the Morgan Stanley Funds had total net assets of approximately $120 billion and more than six million shareholders.

     Five Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, six of the Trustees/Directors, including all of the Independent Trustees, serve as members of the Derivatives Committee and three directors/trustees including two independent trustees, serve as members of the Insurance Committee. The Funds do not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees.

     The Board of the Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust. The Derivatives Committee currently consists of Mr. Fiumefreddo and all the Independent Trustees. Finally, the Board of the Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

       NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR


                                BOARD OF            INDEPENDENT        AUDIT     DERIVATIVES   INSURANCE
                 FISCAL    TRUSTEES/DIRECTORS   TRUSTEES/DIRECTORS   COMMITTEE    COMMITTEE    COMMITTEE
NAME OF FUND    YEAR-END        MEETINGS             MEETINGS         MEETINGS     MEETINGS    MEETINGS
-------------- ---------- -------------------- -------------------- ----------- ------------- ----------
GVT ..........   9/30/02          6                    9                 10          3             1
ICB ..........   9/30/02          6                    9                 10          3             1
OIA ..........   5/31/02          6                    9                 11          3             2


AUDIT COMMITTEE REPORT

     The Board of Trustees/Directors of each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent auditors for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees/Directors of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                      The Audit Committee

                                      Manuel H. Johnson (Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES/DIRECTORS FOR ALL MORGAN STANLEY FUNDS

     The Independent Trustees/Directors and the Funds' management believe that having the same Independent Trustees/Directors for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees/Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees/ Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees/ Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees/Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees/Directors of the caliber, experience and business acumen of the individuals who serve as Independent Trustees/Directors of the Morgan Stanley Funds.


SHARE OWNERSHIP BY TRUSTEES/DIRECTORS

     The Trustees/Directors have adopted a policy pursuant to which each Trustee/Director and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Funds complex on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/Directors will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees/Directors may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee/Director is in compliance with the policy. Any future Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 2002, the total value of the investments by the Trustees/Directors and/or their spouses in shares of the Morgan Stanley Funds was approximately $54 million.

     As of the record date for these Meetings, the aggregate number of shares of each Fund owned by the Fund's officers and Trustees/Directors as a group was less than 1 percent of each Fund's outstanding shares.


COMPENSATION OF TRUSTEES/DIRECTORS

     Each Fund pays each Independent Trustee/Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors, the Independent Trustees/Directors or committees of the Board attended by the Trustee/Director (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees/Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees/Directors and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees/ Directors are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee/Director. The Funds pay Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees/Directors. During each Fund's recent fiscal year Mr. Fiumefreddo received $1,333, $703 and $578, respectively from GVT, ICB and OIA.

     As of the date of this Proxy Statement, 51 of the Morgan Stanley Funds, including each of the Funds represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee/Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee/Director referred to as an "Eligible Trustee/Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee/Director is entitled to receive from each Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee/Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's/Director's retirement. An Eligible Trustee/Director may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee/Director and his or her spouse on the date of such Eligible Trustee's/Director's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee/Director and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee/Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement program are accrued as expenses on the books of the Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following tables illustrate the compensation paid to each Fund's Independent Trustees/Directors by each Fund for its last fiscal year, and the retirement benefits accrued to each Fund's Independent Trustees/ Directors by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees/Directors, to commence upon their retirement, as of the end of the Fund's last fiscal year.


MORGAN STANLEY GOVERNMENT INCOME TRUST (GVT)

                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700             $377               10                60.44%          $  937
Edwin J. Garn .................         1,700              561               10                60.44              950
Wayne E. Hedien ...............         1,700              725                9                51.37              805
Dr. Manuel H. Johnson .........         2,450              386               10                60.44            1,390
Michael E. Nugent .............         2,200              652               10                60.44            1,239

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY INCOME SECURITIES INC. (ICB)

                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT DIRECTOR       FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,700             $377               10                60.44%          $  937
Edwin J. Garn .................         1,700              561               10                60.44              950
Wayne E. Hedien ...............         1,700              725                9                51.37              805
Dr. Manuel H. Johnson .........         2,450              386               10                60.44            1,390
Michael E. Nugent .............         2,200              652               10                60.44            1,239

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in the discussion of the retirement program above.


MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST (OIA)

                                          FUND COMPENSATION                      ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------   ---------------------------------------------------
                                                                          ESTIMATED                           ESTIMATED
                                                       RETIREMENT      CREDITED YEARS       ESTIMATED          ANNUAL
                                     AGGREGATE          BENEFIT         OF SERVICE AT     PERCENTAGE OF       BENEFITS
                                    COMPENSATION       ACCRUED AS        RETIREMENT          ELIGIBLE           UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES      (MAXIMUM 10)       COMPENSATION     RETIREMENT(1)
-------------------------------   ---------------   ---------------   ----------------   ---------------   --------------
Michael Bozic .................        $1,600             $390               10                60.44%          $  937
Edwin J. Garn .................         1,600              596               10                60.44              944
Wayne E. Hedien ...............         1,600              738                9                51.37              801
Dr. Manuel H. Johnson .........         2,350              393               10                60.44            1,390
Michael E. Nugent .............         2,100              677               10                60.44            1,239

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

     The following table illustrates the compensation paid to the Trustees/Directors of the Funds for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                            TOTAL CASH
                                                           COMPENSATION
                                                          FOR SERVICES TO
                                                         97 MORGAN STANLEY
                                                          FUNDS AND OTHER
                                                           FUNDS IN THE
NAME OF TRUSTEES/DIRECTORS                                 FUND COMPLEX
--------------------------------                        ------------------
Michael Bozic ..........................................     $150,150
Edwin J. Garn ..........................................      150,150
Wayne E. Hedien ........................................      150,100
Dr. Manuel H. Johnson ..................................      219,900
Michael E. Nugent ......................................      228,362
Charles A. Fiumefreddo .................................     $360,000

     The following table illustrates the retirement benefits accrued to the Independent Trustees/Directors of the Funds by the 52 Morgan Stanley Funds (including each of the Funds represented in this Proxy Statement) for the year ended December 31, 2001, and the estimated retirement benefits for each Fund's Independent Trustees/Directors, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other fund in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                                FOR ALL ADOPTING FUNDS
                                           ---------------------------------
                                               ESTIMATED                                                ESTIMATE ANNUAL
                                            CREDITED YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                              OF SERVICE        PERCENTAGE           ACCRUED AS         RETIREMENT FROM
                                             AT RETIREMENT      OF ELIGIBLE         EXPENSES BY          ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES/DIRECTORS       (MAXIMUM 10)      COMPENSATION      ALL ADOPTING FUNDS        FUNDS(1)
----------------------------------------   ----------------   --------------   ---------------------   ----------------
Michael Bozic ..........................        10                60.44%             $21,395               $48,443
Edwin J. Garn ..........................        10                60.44               33,443                49,121
Wayne E. Hedien ........................         9                51.37               44,952                41,437
Dr. Manuel H. Johnson ..................        10                60.44               22,022                72,014
Michael E. Nugent ......................        10                60.44               38,472                64,157
                                                 8                50.37               68,342                50,640

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's/Director's elections described in the discussion of the retirement program above.

     THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER OR INVESTMENT ADVISOR

     Morgan Stanley Investment Advisors Inc. currently serves as each Fund's investment manager or investment advisor pursuant to an investment management agreement or investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York,

New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees/Directors For Each Fund." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     Morgan Stanley Investment Advisor's wholly-owned subsidiary, Morgan Stanley Services, pursuant to an Administration Agreement with OIA, serves as the Administrator of OIA. The address of Morgan Stanley Services is 1221 Avenue of the Americas, New York, New York 10020.


                        FEES PAID TO INDEPENDENT AUDITORS


AUDIT FEES PAID BY THE FUNDS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of GVT and ICB for their respective fiscal years ended September 30, 2002, and for OIA for its fiscal year ended May 31, 2002 were $27,000, $27,000 and $27,000, respectively.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Funds, the investment advisor, or affiliated entities that provide services to the Fund during their most recent fiscal years ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Funds, the investment advisor and to affiliated entities that provided services to the Funds amounted to $13.8 million, of which approximately $2.3 million related to fees for attestation services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards, and approximately $1.2 million related to fees for services such as tax and regulatory consultation, tax return preparation and compliance, and approximately $10.3 million related to services for improving business and operational processes.

     The Audit Committee of each of the Funds considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.

                             ADDITIONAL INFORMATION


     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                              SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received by no later than July 10, 2003 for GVT, ICB and OIA, for inclusion in the proxy statement and proxy for each respective Fund's next annual meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                             REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND IN THE CASE OF GVT AND ICB, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                           INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                   SECTION 16

     The following persons are "reporting persons" of ICB under Section 16 of the Securities Exchange Act of 1934 and had not previously filed an "Initial Statement of Beneficial Ownership of Securities" on Form 3: David Horowitz and Scott Richard. None of the above reporting persons has ever held any shares of the Fund.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                   By Order of the Boards of Trustees/Directors


                                   BARRY FINK
                                   Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01B(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                MORGAN STANLEY
                            GOVERNMENT INCOME TRUST


                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Government Income Trust on December 18, 2002, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 4, 2002 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.                               PLEASE MARK VOTES
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                            IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).                        BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                            FOR          WITHHOLD        EXCEPT

1. Election of three (3) Trustees:          [ ]            [ ]             [ ]


   01. Michael Bozic   02. Charles A. Fiumefreddo
   03. James F. Higgins

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) MARK "FOR ALL
   EXCEPT" AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED:

-------------------------------------------------------------------------------
 CONTROL NUMBER
-------------------------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporation name and indicate the signer's office. If a partner, sign in the partnership name.


-------------------------------------------
Signature


-------------------------------------------
Signature (if held jointly)


-------------------------------------------
Date

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                            GOVERNMENT INCOME TRUST

--------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PRX00123

                                 MORGAN STANLEY
                      MUNICIPAL INCOME OPPORTUNITIES TRUST


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Municipal Income Opportunities Trust on December 18, 2002, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated November 4, 2002 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.                               PLEASE MARK VOTES
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                            IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).                        BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                            FOR          WITHHOLD        EXCEPT

1. Election of three (3) Trustees:          [ ]            [ ]             [ ]


   01. Michael Bozic   02. Charles A. Fiumefreddo
   03. James F. Higgins

   TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) MARK "FOR ALL
   EXCEPT" AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED:

-------------------------------------------------------------------------------
 CONTROL NUMBER
-------------------------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporation name and indicate the signer's office. If a partner, sign in the partnership name.


-------------------------------------------
Signature


-------------------------------------------
Signature (if held jointly)


-------------------------------------------
Date


 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -


                                MORGAN STANLEY
                      MUNICIPAL INCOME OPPORTUNITIES TRUST

--------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PRX00118

                                 MORGAN STANLEY
                             INCOME SECURITIES INC.


                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Income Securities Inc. on December 18, 2002, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 4, 2002 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE DIRECTORS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF DIRECTORS.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.                               PLEASE MARK VOTES
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET                            IN THE EXAMPLE USING
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).                        BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com


                                                                         FOR ALL
                                            FOR          WITHHOLD        EXCEPT

1. Election of three (8) Trustees:          [ ]            [ ]             [ ]

   01. Michael Bozic      02. Charles A. Fiumefreddo   03. Edwin J. Garn

   04. Wayne E. Hedien    05. James F. Higgins         06. Manuel H. Johnson

   07. Michael E. Nugent  08. Philip J. Purcell

 TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) MARK "FOR ALL
 EXCEPT" AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED:

-------------------------------------------------------------------------------
 CONTROL NUMBER
-------------------------------------------------------------------------------

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporation name and indicate the signer's office. If a partner, sign in the partnership name.


-------------------------------------------
Signature


-------------------------------------------
Signature (if held jointly)


-------------------------------------------
Date


 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

  -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -



                                 MORGAN STANLEY
                             INCOME SECURITIES INC.

--------------------------------------------------------------------------------

                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

 PRX00098

--------------------------------------------------------------------------------
MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Vote Your Proxy Here" link on the website htpps://vote.proxy-direct.com.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-597-7836.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                   Your Proxy Vote is Important!
                                            Thank You for Submitting Your Proxy.

--------------------------------------------------------------------------------